Exhibit 99.2

HRPT PROPERTIES TRUST

Fourth Quarter 2007

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the December 31, 2006 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

•      CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

•      CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•      RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•      OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

•                  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business districts, or CBDs, and suburban areas of major metropolitan markets.  At December 31, 2007, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to tenants with good credit characteristics, such as the U.S. Government.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally undertake few speculative development projects, and we will sometimes do a build to suit development project.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of December 31, 2007, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,300 properties, located in 45 states, the District of Columbia, Puerto Rico and Ontario, Canada.  RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties. An affiliate of RMR, RMR Advisors, is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates). The public companies managed by RMR and its affiliates had combined total market capitalization of $14.5 billion as of December 31, 2007.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 12/31/07):

Total properties	535
Total sq. ft. (000s)	64,456
Percent leased	92.9%

Portfolio Concentration by Sq. Ft. (as of 12/31/07):

		Industrial
	Office	and Other	Total
CBD	17.6%	0.2%	17.8%
Suburban	37.3%	44.9%	82.2%
Total	54.9%	45.1%	100.0%

Portfolio Concentration by NOI (Q4 2007) (1):

		Industrial
	Office	and Other	Total
CBD	29.2%	0.2%	29.4%
Suburban	51.3%	19.3%	70.6%
Total	80.5%	19.5%	100.0%

Portfolio Concentration by Major Market:

	12/31/07	Q4 2007
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.5%	12.4%
Oahu, HI	27.8%	9.6%
Metro Washington, DC	4.1%	9.6%
Metro Boston, MA	4.8%	8.6%
Southern California	2.2%	6.7%
Metro Austin, TX	4.2%	4.2%
Other Markets	48.4%	48.9%
Total	100.0%	100.0%

(1)         We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy
Managing Trustee

Patrick F. Donelan
Independent Trustee

William A. Lamkin
Independent Trustee

Adam D. Portnoy
Managing Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

John A. Mannix
President and Chief Operating Officer

John C. Popeo
Treasurer, Chief Financial Officer and Secretary

David M. Lepore
Senior Vice President

Jennifer B. Clark
Senior Vice President

Contact Information

Investor Relations
HRPT Properties Trust
400 Centre Street
Newton, MA 02458
(t) (617) 332-3990
(f) (617) 332-2261
(email) info@hrpreit.com
(website) www.hrpreit.com

Inquiries
Financial inquiries should be directed to John C. Popeo,
Treasurer and Chief Financial Officer, at (617) 332-3990
or jpopeo@reitmr.com.

Investor and media inquiries should be directed to
Timothy A. Bonang, Manager of Investor Relations, at
(617) 796-8222 or tbonang@hrpreit.com, or
Katherine L. Johnston, Investor Relations Analyst, at
(617) 796-8222 or kjohnston@hrpreit.com.

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald
Philip Martin
(312) 469-7485

Citigroup
Michael Bilerman
(212) 816-1383

Ferris, Baker Watts
Charles Place
(410) 659-4657

Merrill Lynch
Ian Weissman
(212) 449-6255

Raymond James
Paul Puryear
(727) 573-3800

Stifel, Nicolaus
John Guinee
(410) 454-5520

UBS
James Feldman
(212) 713-4932

Debt Research Coverage

Banc of America Securities
Chris Brown
(704) 386-2524

Bear Stearns & Company
Susan Berliner
(212) 272-3824

Citigroup
Thomas Cook
(212) 723-1112

Credit Suisse First Boston
Matthew Lynch
(212) 325-6456

Merrill Lynch
John Forrey
(212) 449-1812

Rating Agencies

Moody’s Investors Service
Lori Marks
(212) 553-1098

Standard and Poor’s
Linda Phelps
(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2007		9/30/2007		6/30/2007		3/31/2007		12/31/2006

Shares Outstanding:
Common shares outstanding (at end of period)	225,444		212,457		211,947		211,057		210,052
Common shares outstanding (at end of period) — diluted (1)	254,637		241,650		241,139		240,249		239,244
Preferred shares outstanding (at end of period) (1)	28,180		33,180		33,180		33,180		33,180
Weighted average common shares and units outstanding - basic	222,927		212,078		211,721		210,609		210,039
Weighted average common shares and units outstanding - diluted (1)	252,120		241,271		240,914		239,801		236,058

Common Share Data:
Price at end of period	$7.73		$9.89		$10.40		$12.30		$12.35
High during period	$10.49		$10.90		$12.72		$13.67		$12.81
Low during period	$7.40		$9.06		$10.13		$12.04		$11.34
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period)	10.9%		8.5%		8.1%		6.8%		6.8%

Market Capitalization:
Total debt (book value)	$2,774,160		$2,674,859		$2,614,133		$2,499,305		$2,397,231
Plus: market value of preferred shares (at end of period)	586,010		800,245		817,108		860,432		863,228
Plus: market value of common shares (at end of period)	1,742,682		2,101,200		2,204,249		2,596,001		2,594,142
Total market capitalization	$5,102,852		$5,576,304		$5,635,490		$5,955,738		$5,854,601
Total debt / total market capitalization	54.4%		48.0%		46.4%		42.0%		40.9%

Book Capitalization:
Total debt	$2,774,160		$2,674,859		$2,614,133		$2,499,305		$2,397,231
Plus: total stockholders’ equity	2,902,883		2,938,536		2,961,698		2,979,177		2,950,768
Total book capitalization	$5,677,043		$5,613,395		$5,575,831		$5,478,482		$5,347,999
Total debt / total book capitalization	48.9%		47.7%		46.9%		45.6%		44.8%

Selected Balance Sheet Data:
Total assets	$5,859,332		$5,800,512		$5,750,889		$5,636,768		$5,575,949
Total liabilities	$2,956,449		$2,861,976		$2,789,191		$2,657,591		$2,625,181
Gross book value of real estate assets (2)	$6,367,166		$6,261,302		$6,198,307		$6,022,930		$5,958,680
Total debt / gross book value of real estate (2)	43.6%		42.7%		42.2%		41.5%		40.2%

Selected Income Statement Data (3):
Rental income	$214,006		$211,217		$209,995		$205,050		$205,763
EBITDA (4)	$120,608		$119,917		$120,272		$116,930		$116,436
Property net operating income (NOI) (5)	$128,785		$128,449		$128,829		$125,049		$123,032
NOI margin (6)	60.2%		60.8%		61.3%		61.0%		59.8%
Net income	$27,479		$32,154		$31,474		$33,148		$37,877
Preferred distributions	$(14,368)		$(15,402)		$(15,401)		$(15,401)		$(14,716)
Excess redemption price paid over carrying value of preferred shares	$(4,230)		$—		$—		$—		$—
Net income available for common shareholders	$8,881		$16,752		$16,073		$17,747		$23,161
Funds from operations (FFO) (7)	$75,269		$78,270		$77,971		$76,659		$76,859
FFO available for common shareholders (7)	$60,901		$62,868		$62,570		$61,258		$62,143
Common distributions paid	$47,341		$44,509		$44,390		$44,111		$44,107

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.04		$0.08		$0.08		$0.08		$0.11
FFO available for common shareholders — basic (7)	$0.27		$0.30		$0.30		$0.29		$0.30
FFO available for common shareholders — diluted (1) (7)	$0.27		$0.29		$0.29		$0.28		$0.29
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.21
FFO payout ratio	77.7%		70.8%		70.9%		72.0%		71.0%

Coverage Ratios:
EBITDA (4) / interest expense	2.7	x	2.7	x	2.8	x	2.9	x	2.9	x
EBITDA (4) / interest expense and preferred distributions	2.0	x	2.0	x	2.1	x	2.1	x	2.1	x

(1)          At 12/31/2007, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income, FFO and weighted average common shares outstanding.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(3)          Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties classified in discontinued operations in the current period.

(4)          See page 13 for calculation of EBITDA.

(5)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6)          NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)          See page 15 for calculation of FFO and FFO available for common shareholders.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of December 31,
	2007	2006
		(audited)
ASSETS
Real estate properties:
Land	$1,189,684	$1,143,109
Buildings and improvements	4,966,610	4,619,164
	6,156,294	5,762,273
Accumulated depreciation	(808,216)	(668,460)
	5,348,078	5,093,813
Acquired real estate leases	150,672	167,879
Cash and cash equivalents	19,879	16,700
Restricted cash	18,027	22,718
Rents receivable, net of allowance for doubtful accounts of $6,290 and $4,737, respectively	197,967	172,566
Other assets, net	124,709	102,273
Total assets	$5,859,332	$5,575,949

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$140,000	$40,000
Senior unsecured debt, net	2,239,784	1,941,173
Mortgage notes payable, net	394,376	416,058
Accounts payable and accrued expenses	89,441	93,734
Dividends payable	—	44,111
Acquired real estate lease obligations	41,607	41,833
Rent collected in advance	24,779	19,592
Security deposits	16,063	15,972
Due to affiliates	10,399	12,708
Total liabilities	2,956,449	2,625,181

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 and 12,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $175,000 and $300,000, respectively	169,079	289,849
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 225,444,497 and 210,051,590 shares issued and outstanding, respectively	2,254	2,101
Additional paid in capital	2,923,455	2,774,461
Cumulative net income	1,827,609	1,703,354
Cumulative common distributions	(2,251,539)	(2,115,299)
Cumulative preferred distributions	(281,260)	(216,983)
Total shareholders’ equity	2,902,883	2,950,768
Total liabilities and shareholders’ equity	$5,859,332	$5,575,949

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Rental income (1)	$214,006	$205,677	$840,010	$795,479

Expenses:
Operating expenses	85,221	82,708	329,105	310,645
Depreciation and amortization	47,599	40,711	182,995	159,803
General and administrative	9,067	7,207	35,717	32,133
Total expenses	141,887	130,626	547,817	502,581

Operating income	72,119	75,051	292,193	292,898

Interest income	853	618	2,295	2,736
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,170, $1,104, $4,377 and $4,452, respectively)	(44,944)	(39,577)	(171,571)	(165,894)
Loss on early extinguishment of debt	—	—	(711)	(1,659)
Equity in earnings of equity investments	—	—	—	3,136
Gain on sale of equity investments	—	—	—	116,287
Income from continuing operations before income tax expense	28,028	36,092	122,206	247,504
Income tax expense	(395)	—	(395)	—
Income from continuing operations	27,633	36,092	121,811	247,504
Income from discontinued operations	33	40	223	159
(Loss) gain on sale of properties	(187)	1,745	2,221	2,917
Net income	27,479	37,877	124,255	250,580
Preferred distributions	(14,368)	(14,716)	(60,572)	(44,692)
Excess redemption price paid over carrying value of preferred shares	(4,230)	—	(4,230)	(6,914)
Net income available for common shareholders	$8,881	$23,161	$59,453	$198,974

Weighted average common shares outstanding –– basic	222,927	210,039	214,361	209,965

Weighted average common shares outstanding –– diluted (2)	252,120	236,058	243,554	216,524

Earnings per common share:
Income from continuing operations available for common shareholders –– basic and diluted (2)	$0.04	$0.10	$0.27	$0.93
Income from discontinued operations –– basic and diluted (2)	$—	$0.01	$0.01	$0.01
Net income available for common shareholders –– basic	$0.04	$0.11	$0.28	$0.95
Net income available for common shareholders –– diluted (2)	$0.04	$0.11	$0.28	$0.94

Additional Data:
General and administrative expenses / rental income	4.24%	3.50%	4.25%	4.04%
General and administrative expenses / total assets (at end of period)	0.15%	0.13%	0.61%	0.58%

Non cash straight line rent adjustments (FAS 13) (1)	$8,433	$7,710	$23,270	$25,602
Lease value amortization (FAS 141) (1)	$(2,274)	$(2,482)	$(9,924)	$(10,391)
Lease termination fees included in rental income	$231	$58	$1,156	$608
Capitalized interest expense	$—	$335	$489	$335

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)

At 12/31/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income and weighted average common shares outstanding.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Cash flows from operating activities:
Net income	$27,479	$37,877	$124,255	$250,580
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	38,673	32,316	147,550	128,768
Amortization of debt discounts, premiums and deferred financing fees	1,170	1,104	4,377	4,452
Amortization of acquired real estate leases	7,392	7,603	30,966	30,098
Other amortization	3,812	3,291	14,424	11,482
Loss on early extinguishment of debt	—	—	711	1,659
Equity in earnings of equity investments	—	—	—	(3,136)
Gain on sale of equity investments	—	—	—	(116,287)
Distributions of earnings from equity investments	—	—	—	3,136
Loss (gain) on sale of properties	187	(1,745)	(2,221)	(2,917)
Change in assets and liabilities:
Decrease (increase) in restricted cash	769	1,086	4,691	(3,644)
Decrease (increase) in rents receivable and other assets	2,272	(3,962)	(49,319)	(49,703)
Increase (decrease) in accounts payable and accrued expenses	199	16,583	(6,829)	12,254
Increase (decrease) in rent collected in advance	4,655	(619)	5,187	1,734
Increase in security deposits	32	847	91	2,322
(Decrease) increase in due to affiliates	(12,829)	(6,935)	(2,309)	1,832
Cash provided by operating activities	73,811	87,446	271,574	272,630

Cash flows from investing activities:
Real estate acquisitions and improvements	(114,292)	(149,291)	(423,488)	(514,269)
Distributions in excess of earnings from equity investments	—	—	—	2,251
Proceeds from sale of properties	662	4,410	4,410	10,641
Proceeds from sale of equity investments	—	—	—	308,333
Cash used for investing activities	(113,630)	(144,881)	(419,078)	(193,044)

Cash flows from financing activities:
Proceeds from issuance of preferred shares, net	—	368,270	—	513,285
Redemption of preferred shares	(125,000)	—	(125,000)	(200,000)
Proceeds from issuance of common shares, net	124,923	—	153,074	—
Proceeds from borrowings	155,000	68,000	1,220,340	1,112,000
Payments on borrowings	(55,993)	(340,738)	(848,979)	(1,286,688)
Deferred financing fees	(408)	(485)	(4,124)	(3,512)
Distributions to common shareholders	(47,341)	(44,107)	(180,351)	(176,370)
Distributions to preferred shareholders	(15,736)	(9,234)	(64,277)	(40,320)
Cash provided by (used for) financing activities	35,445	41,706	150,683	(81,605)

(Decrease) increase in cash and cash equivalents	(4,374)	(15,729)	3,179	(2,019)
Cash and cash equivalents at beginning of period	24,253	32,429	16,700	18,719
Cash and cash equivalents at end of period	$19,879	$16,700	$19,879	$16,700

Supplemental cash flow information:
Interest paid (including capitalized interest paid of $0, $0, $489 and $335, respectively)	$33,900	$28,744	$162,392	$160,553

Non-cash investing activities:
Real estate acquisitions	$—	$(30,070)	$(4,545)	$(50,655)

Non-cash financing activities:
Issuance of common shares	$23	$192	$303	$2,218
Assumption of mortgage notes payable	—	30,070	4,545	50,655

CALCULATION OF EBITDA

(amounts in thousands)

		For the Three Months Ended		For the Year Ended
		12/31/2007	12/31/2006	12/31/2007	12/31/2006

Net income		$27,479	$37,877	$124,255	$250,580
Plus:	interest expense	44,944	39,577	171,571	165,894
Plus:	income tax expense	395	—	395	—
Plus:	depreciation and amortization	47,603	40,727	183,016	159,957
Plus:	loss on early extinguishment of debt	—	—	711	1,659
Less:	loss (gain) on sale of properties	187	(1,745)	(2,221)	(2,917)
Less:	gain on sale of equity investments	—	—	—	(116,287)
Less:	equity in earnings of equity investments	—	—	—	(3,136)
Plus:	EBITDA from equity investments	—	—	—	8,446
EBITDA		$120,608	$116,436	$477,727	$464,196

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because, by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Calculation of NOI (1):
Rental income	$214,006	$205,677	$840,010	$795,479
Operating expenses	(85,221)	(82,708)	(329,105)	(310,645)
Property net operating income (NOI)	$128,785	$122,969	$510,905	$484,834

Reconciliation of NOI to Net Income Available for Common Shareholders:

Property net operating income	$128,785	$122,969	$510,905	$484,834
Depreciation and amortization	(47,599)	(40,711)	(182,995)	(159,803)
General and administrative	(9,067)	(7,207)	(35,717)	(32,133)
Operating income	72,119	75,051	292,193	292,898

Interest income	853	618	2,295	2,736
Interest expense	(44,944)	(39,577)	(171,571)	(165,894)
Loss on early extinguishment of debt	—	—	(711)	(1,659)
Equity in earnings of equity investments	—	—	—	3,136
Gain on sale of equity investments	—	—	—	116,287
Income from continuing operations before income tax expense	28,028	36,092	122,206	247,504
Income tax expense	(395)	—	(395)	—
Income from continuing operations	27,633	36,092	121,811	247,504

Income from discontinued operations	33	40	223	159
(Loss) gain on sale of properties	(187)	1,745	2,221	2,917
Net income	27,479	37,877	124,255	250,580

Preferred distributions	(14,368)	(14,716)	(60,572)	(44,692)
Excess redemption price paid over carrying value of preferred shares	(4,230)	—	(4,230)	(6,914)
Net income available for common shareholders	$8,881	$23,161	$59,453	$198,974

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income available for common shareholders because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Net income	$27,479	$37,877	$124,255	$250,580
Plus: depreciation and amortization	47,603	40,727	183,016	159,957
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	711	1,659
Less: portion settled in cash	—	—	—	—
Loss (gain) on sale of properties:
Less: amount included in net income	187	(1,745)	(2,221)	(2,917)
Add: land sales	—	—	2,408	—
Less: gain on sale of equity investments	—	—	—	(116,287)
Less: equity in earnings of equity investments	—	—	—	(3,136)
Plus: FFO from equity investments	—	—	—	6,426
FFO	75,269	76,859	308,169	296,282
Less: preferred distributions	(14,368)	(14,716)	(60,572)	(44,692)
FFO available for common shareholders	$60,901	$62,143	$247,597	$251,590

Weighted average common shares outstanding –– basic	222,927	210,039	214,361	209,965

Weighted average common shares outstanding –– diluted (1)	252,120	236,058	243,554	216,524

FFO available for common shareholders per share –– basic	$0.27	$0.30	$1.16	$1.20

FFO available for common shareholders per share –– diluted (1)	$0.27	$0.29	$1.12	$1.19

(1)

At 12/31/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we add loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Net income available for common shareholders	$8,881	$23,161	$59,453	$198,974
Add –– Series D convertible preferred distributions (1)	6,167	5,482	24,668	5,482
Net income available for common shareholders –– diluted	$15,048	$28,643	$84,121	$204,456

FFO available for common shareholders (2)	$60,901	$62,143	$247,597	$251,590
Add –– Series D convertible preferred distributions (1)	6,167	5,482	24,668	5,482
FFO available for common shareholders –– diluted	$67,068	$67,625	$272,265	$257,072

Weighted average common shares outstanding –– basic	222,927	210,039	214,361	209,965
Effect of dilutive Series D preferred shares (1)	29,193	26,019	29,193	6,559
Weighted average common shares outstanding –– diluted	252,120	236,058	243,554	216,524

(1) At 12/31/2007, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2) See page 15 for calculation of FFO available for common shareholders.

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Number of Properties:

Office	366	350	366	350
Industrial and Other	169	153	169	153
Total	535	503	535	503

CBD	50	50	50	50
Suburban	485	453	485	453
Total	535	503	535	503

Square Feet (2):

Office	35,344	34,410	35,344	34,410
Industrial and Other	29,112	25,431	29,112	25,431
Total	64,456	59,841	64,456	59,841

CBD	11,483	11,490	11,483	11,490
Suburban	52,973	48,351	52,973	48,351
Total	64,456	59,841	64,456	59,841

Percent Leased (3):

Office	90.0%	90.5%	90.0%	90.5%
Industrial and Other	96.4%	96.6%	96.4%	96.6%
Total	92.9%	93.1%	92.9%	93.1%

CBD	90.2%	90.2%	90.2%	90.2%
Suburban	93.5%	93.8%	93.5%	93.8%
Total	92.9%	93.1%	92.9%	93.1%

Rental Income (4):

Office	$179,156	$175,195	$705,737	$681,474
Industrial and Other	34,850	30,482	134,273	114,005
Total	$214,006	$205,677	$840,010	$795,479

CBD	$70,854	$70,936	$284,652	$286,746
Suburban	143,152	134,741	555,358	508,733
Total	$214,006	$205,677	$840,010	$795,479

Property Net Operating Income (NOI) (5):

Office	$103,531	$100,684	$412,060	$401,521
Industrial and Other	25,254	22,285	98,845	83,313
Total	$128,785	$122,969	$510,905	$484,834

CBD	$37,847	$38,940	$156,395	$159,795
Suburban	90,938	84,029	354,510	325,039
Total	$128,785	$122,969	$510,905	$484,834

NOI Margin (6):

Office	57.8%	57.5%	58.4%	58.9%
Industrial and Other	72.5%	73.1%	73.6%	73.1%
Total	60.2%	59.8%	60.8%	60.9%

CBD	53.4%	54.9%	54.9%	55.7%
Suburban	63.5%	62.4%	63.8%	63.9%
Total	60.2%	59.8%	60.8%	60.9%

(1) Excludes properties classified in discontinued operations.

(2) Prior periods exclude space remeasurements made during the current period.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6) NOI margin is defined as NOI as a percentage of rental income.

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (1)
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Oahu, HI	57	56	57	56
Metro Washington, DC	20	20	20	20
Metro Boston, MA	39	36	39	36
Southern California	24	24	24	24
Metro Austin, TX	26	26	26	26
Other markets	348	320	348	320
Total	535	503	535	503

Square Feet (2):
Metro Philadelphia, PA	5,445	5,453	5,445	5,453
Oahu, HI	17,914	17,880	17,914	17,880
Metro Washington, DC	2,658	2,658	2,658	2,658
Metro Boston, MA	3,100	2,740	3,100	2,740
Southern California	1,444	1,444	1,444	1,444
Metro Austin, TX	2,727	2,807	2,727	2,807
Other markets	31,168	26,859	31,168	26,859
Total	64,456	59,841	64,456	59,841

Percent Leased (3):
Metro Philadelphia, PA	90.0%	90.2%	90.0%	90.2%
Oahu, HI	97.4%	97.3%	97.4%	97.3%
Metro Washington, DC	91.3%	95.8%	91.3%	95.8%
Metro Boston, MA	96.5%	96.5%	96.5%	96.5%
Southern California	93.8%	97.7%	93.8%	97.7%
Metro Austin, TX	90.3%	94.2%	90.3%	94.2%
Other markets	90.8%	89.8%	90.8%	89.8%
Total	92.9%	93.1%	92.9%	93.1%

Rental Income (4):
Metro Philadelphia, PA	$31,496	$31,774	$125,463	$127,051
Oahu, HI	16,353	15,432	64,634	61,012
Metro Washington, DC	20,209	20,972	79,518	80,154
Metro Boston, MA	16,620	15,023	64,388	60,568
Southern California	12,415	12,154	50,122	48,282
Metro Austin, TX	10,463	12,494	43,309	44,199
Other markets	106,450	97,828	412,576	374,213
Total	$214,006	$205,677	$840,010	$795,479

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,013	$16,929	$64,713	$68,025
Oahu, HI	12,357	12,381	50,417	49,414
Metro Washington, DC	12,405	13,176	49,379	50,244
Metro Boston, MA	11,029	9,658	42,341	39,578
Southern California	8,574	8,519	35,725	33,603
Metro Austin, TX	5,432	5,734	22,155	21,541
Other markets	62,975	56,572	246,175	222,429
Total	$128,785	$122,969	$510,905	$484,834

NOI Margin (6):
Metro Philadelphia, PA	50.8%	53.3%	51.6%	53.5%
Oahu, HI	75.6%	80.2%	78.0%	81.0%
Metro Washington, DC	61.4%	62.8%	62.1%	62.7%
Metro Boston, MA	66.4%	64.3%	65.8%	65.3%
Southern California	69.1%	70.1%	71.3%	69.6%
Metro Austin, TX	51.9%	45.9%	51.2%	48.7%
Other markets	59.2%	57.8%	59.7%	59.4%
Total	60.2%	59.8%	60.8%	60.9%

(1) Excludes properties classified in discontinued operations.

(2) Prior periods exclude space remeasurements made during the current period.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

(6) NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Office:
Properties	348	348	302	302
Total sq. ft.	34,098	34,098	31,360	31,360
Percent leased (3)	89.8%	90.5%	89.9%	90.4%
Rental income (4)	$173,746	$174,143	$647,738	$646,900
Property net operating income (NOI) (5)	$99,831	$99,959	$377,325	$380,592
NOI % growth	-0.1%		-0.9%

Industrial and Other:
Properties	138	138	134	134
Total sq. ft.	23,756	23,756	23,448	23,448
Percent leased (3)	96.2%	96.6%	96.2%	96.5%
Rental income (4)	$28,345	$28,712	$113,693	$111,196
Property net operating income (NOI) (5)	$19,711	$20,867	$81,285	$80,982
NOI % growth	-5.5%		0.4%

CBD:
Properties	50	50	50	50
Total sq. ft.	11,483	11,483	11,483	11,483
Percent leased (3)	90.2%	90.2%	90.2%	90.2%
Rental income (4)	$70,854	$70,936	$284,652	$286,746
Property net operating income (NOI) (5)	$37,847	$38,940	$156,395	$159,795
NOI % growth	-2.8%		-2.1%

Suburban:
Properties	436	436	386	386
Total sq. ft.	46,371	46,371	43,325	43,325
Percent leased (3)	93.0%	93.6%	93.2%	93.7%
Rental income (4)	$131,237	$131,919	$476,779	$471,350
Property net operating income (NOI) (5)	$81,695	$81,886	$302,215	$301,779
NOI % growth	-0.2%		0.1%

Total:
Properties	486	486	436	436
Total sq. ft.	57,854	57,854	54,808	54,808
Percent leased (3)	92.4%	93.0%	92.6%	93.0%
Rental income (4)	$202,091	$202,855	$761,431	$758,096
Property net operating income (NOI) (5)	$119,542	$120,826	$458,610	$461,574
NOI % growth	-1.1%		-0.6%

(1) Based on properties owned continuously since 10/1/2006 and excludes properties classified in discontinued operations.

(2) Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4) Includes some triple net lease rental income.

(5) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,445	5,445	5,445	5,445
Percent leased (3)	90.0%	90.2%	90.0%	90.2%
Rental income (4)	$31,496	$31,774	$125,463	$127,051
Property net operating income (NOI) (5)	$16,013	$16,929	$64,713	$68,025
NOI % growth	-5.4%		-4.9%

Oahu, HI:
Properties	56	56	53	53
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	97.9%	97.3%	97.9%	97.3%
Rental income (4)	$16,282	$15,432	$64,542	$61,020
Property net operating income (NOI) (5)	$12,459	$12,350	$50,693	$49,407
NOI % growth	0.9%		2.6%

Metro Washington, D.C.:
Properties	20	20	20	20
Total sq. ft.	2,658	2,658	2,658	2,658
Percent leased (3)	91.3%	95.8%	91.3%	95.8%
Rental income (4)	$20,209	$20,972	$79,518	$80,154
Property net operating income (NOI) (5)	$12,405	$13,176	$49,379	$50,244
NOI % growth	-5.9%		-1.7%

Metro Boston, MA:
Properties	36	36	36	36
Total sq. ft.	2,739	2,739	2,739	2,739
Percent leased (3)	96.0%	96.5%	96.0%	96.5%
Rental income (4)	$15,520	$15,023	$61,526	$60,567
Property net operating income (NOI) (5)	$10,007	$9,658	$39,638	$39,578
NOI % growth	3.6%		0.2%

Southern California:
Properties	24	24	24	24
Total sq. ft.	1,444	1,444	1,444	1,444
Percent leased (3)	93.8%	97.7%	93.8%	97.7%
Rental income (4)	$12,415	$12,154	$50,122	$48,282
Property net operating income (NOI) (5)	$8,574	$8,519	$35,725	$33,603
NOI % growth	0.6%		6.3%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,727	2,727	2,727	2,727
Percent leased (3)	90.3%	94.2%	90.3%	94.2%
Rental income (4)	$10,463	$12,494	$43,309	$44,199
Property net operating income (NOI) (5)	$5,432	$5,734	$22,155	$21,541
NOI % growth	-5.3%		2.9%

Other Markets:
Properties	303	303	256	256
Total sq. ft.	25,048	25,048	22,002	22,002
Percent leased (3)	88.9%	89.4%	88.8%	89.0%
Rental income (4)	$95,706	$95,006	$336,951	$336,823
Property net operating income (NOI) (5)	$54,652	$54,460	$196,307	$199,176
NOI % growth	0.4%		-1.4%

Total:
Properties	486	486	436	436
Total sq. ft.	57,854	57,854	54,808	54,808
Percent leased (3)	92.4%	93.0%	92.6%	93.0%
Rental income (4)	$202,091	$202,855	$761,431	$758,096
Property net operating income (NOI) (5)	$119,542	$120,826	$458,610	$461,574
NOI % growth	-1.1%		-0.6%

(1)          Based on properties owned continuously since 10/1/2006 and excludes properties classified in discontinued operations.

(2)          Based on properties owned continuously since 1/1/2006 and excludes properties classified in discontinued operations.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	Two properties in Richland, WA	8.000%	8.000%	$1,891		11/15/2008	$1,004	0.9
Secured debt	One property in Buffalo, NY	5.170%	5.170%	1,701		1/1/2009	134	1.0
Secured debt	See note (2)	6.814%	7.842%	238,744		1/31/2011	225,547	3.1
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	24,794		6/1/2012	22,719	4.4
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	5,223		10/11/2012	4,507	4.8
Secured debt	One property in Decatur, GA	6.500%	6.500%	4,524		1/11/2013	4,137	5.0
Secured debt	One property in Macon, GA	4.950%	6.280%	13,715		5/11/2014	11,930	6.4
Secured debt	One property in Birmingham, AL	7.360%	5.610%	13,313		8/1/2016	9,281	8.6
Secured debt	One property in Syracuse, NY	7.310%	6.030%	4,334		1/1/2022	—	14.0
Secured debt	One property in Syracuse, NY	7.850%	6.030%	2,111		1/1/2022	—	14.0
Secured debt	One property in North Haven, CT	6.750%	5.240%	5,003		3/1/2022	—	14.2
Secured debt	One property in East Windsor, CT (3)	5.710%	5.240%	9,316		3/1/2026	—	18.2
Secured debt	23 properties in Atlanta, GA (4)	8.500%	5.070%	28,600		4/11/2028	4,937	20.3
Secured debt	One property in Philadelphia, PA (5)	6.794%	7.383%	41,172		1/1/2029	2,478	21.0
Total / weighted average secured fixed rate debt		6.934%	7.125%	$394,441			$286,674	7.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (6)		5.883%	5.883%	$140,000		8/22/2010	$140,000	2.6
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (7)		5.994%	5.994%	200,000		3/16/2011	200,000	3.2
Total / weighted average unsecured floating rate debt		5.949%	5.949%	$340,000			$340,000	3.0

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000		8/1/2010	$30,000	2.6
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	2.8
Senior notes due 2012		6.950%	7.179%	200,000		4/1/2012	200,000	4.3
Senior notes due 2013		6.500%	6.693%	200,000		1/15/2013	200,000	5.0
Senior notes due 2014		5.750%	5.828%	250,000		2/15/2014	250,000	6.1
Senior notes due 2015		6.400%	6.601%	200,000		2/15/2015	200,000	7.1
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	7.8
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	8.6
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	9.5
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	10.0
Total / weighted average unsecured fixed rate debt		6.346%	6.485%	$2,050,000			$2,050,000	7.4

Total / weighted average unsecured debt		6.289%	6.409%	$2,390,000			$2,390,000	6.8

Total / weighted average debt		6.381%	6.510%	$2,784,441			$2,676,674	6.9

Summary Debt:
Total / weighted average secured fixed rate debt		6.934%	7.125%	$394,441			$286,674	7.3
Total / weighted average unsecured floating rate debt		5.949%	5.949%	340,000			340,000	3.0
Total / weighted average unsecured fixed rate debt		6.346%	6.485%	2,050,000			2,050,000	7.4
Total / weighted average debt		6.381%	6.510%	$2,784,441	(8)		$2,676,674	6.9

(1) Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2) Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3) The loan becomes prepayable on 2/7/2016.

(4) This loan was prepaid on 1/11/2008.

(5) The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(6) Interest rate is weighted average based on amounts outstanding during 2007.  Interest rate on amounts outstanding at 12/31/07 is 5.6%.

(7) The notes became prepayable, at par, on September 16, 2006.  Interest rate is weighted average based on amounts outstanding during 2007.  Interest rate on amounts outstanding at 12/31/07, is 5.6%.

(8) Total debt as of 12/31/2007, net of unamortized premiums and discounts, equals $2,774,160.

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2008	$10,686	$—	$—	$10,686	6.8%
2009	7,949	—	—	7,949	6.9%
2010	8,379	140,000	50,000	198,379	6.7%
2011	229,987	200,000	—	429,987	6.4%
2012	31,198	—	200,000	231,198	7.0%
2013	7,939	—	200,000	207,939	6.5%
2014	15,786	—	250,000	265,786	5.7%
2015	4,027	—	450,000	454,027	6.0%
2016	13,384	—	400,000	413,384	6.3%
2017	3,983	—	250,000	253,983	6.3%
2018 and thereafter	61,123	—	250,000	311,123	6.8%
Total	$394,441	$340,000	$2,050,000	$2,784,441	6.4%

Percent	14.2%	12.2%	73.6%	100.0%

(1)  Total debt as of 12/31/2007, net of unamortized premiums and discounts, equals $2,774,160.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2007		9/30/2007		6/30/2007		3/31/2007		12/31/2006
Leverage Ratios:

Total debt / total assets	47.3%		46.1%		45.5%		44.3%		43.0%
Total debt / gross book value of real estate assets (1)	43.6%		42.7%		42.2%		41.5%		40.2%
Total debt / total market capitalization	54.4%		48.0%		46.4%		42.0%		40.9%
Total debt / total book capitalization	48.9%		47.7%		46.9%		45.6%		44.8%
Secured debt / total assets	6.7%		6.9%		7.1%		7.3%		7.5%
Variable rate debt / total debt	12.3%		8.9%		15.8%		21.8%		18.4%
Variable rate debt / total assets	5.8%		4.1%		7.2%		9.7%		7.9%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.7	x	2.8	x	2.9	x	2.9	x
EBITDA / interest expense + preferred distributions	2.0	x	2.0	x	2.1	x	2.1	x	2.1	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	42.6%		41.7%		41.3%		40.4%		39.4%
Secured debt / adjusted total assets (maximum 40%)	6.1%		6.2%		6.5%		6.7%		6.8%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7	x	2.8	x	2.9	x	2.9	x	3.1	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	234.9%		241.2%		244.6%		251.3%		259.1%

(1)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(2)          Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Tenant improvements (TI)	$20,714	$9,651	$16,015	$12,629	$21,830
Leasing costs (LC)	3,156	6,876	7,167	4,253	5,433
Total TI and LC	23,870	16,527	23,182	16,882	27,263

Recurring building improvements (1)	5,893	3,048	3,089	1,592	9,686
Development, redevelopment and other activities (2)	6,957	5,568	15,883	7,302	8,544
Total capital improvements, including TI and LC	$36,720	$25,143	$42,154	$25,776	$45,493

Sq. ft. beginning of period	63,928	63,571	60,251	59,865	58,070
Sq. ft. end of period	64,456	63,928	63,571	60,251	59,865
Average sq. ft. during period	64,192	63,750	61,911	60,058	58,968

Recurring building improvements per average sq. ft. during period	$0.09	$0.05	$0.05	$0.03	$0.16

(1)          Building improvements generally include recurring expenditures that we believe are necessary to maintain the value of our properties.

(2)          Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Feb-07	Columbia, SC	Office	3	104	$8,600	$82.69	10.5%	2.5	86.1%	ADT Security Services, Inc.
Mar-07	Maynard, MA	Office	1	287	34,000	118.47	9.6%	9.2	100.0%	Stratus Technologies, Inc.
	Q1 2007 Total / Weighted Average		4	391	42,600	108.95	9.8%	7.4	96.3%

Apr-07	Various (5)	Industrial	13	3,126	117,850	37.70	8.8%	9.3	100.0%	Briggs & Stratton Power Products Group, LLC
May-07	Aurora, IL	Office	1	75	17,100	228.00	8.6%	12.9	100.0%	Robert Morris College
May-07	Fountain Inn, SC	Industrial	1	168	7,625	45.39	8.4%	4.6	100.0%	Caterpillar, Inc.
	Q2 2007 Total / Weighted Average		15	3,369	142,575	42.32	8.7%	9.5	100.0%

Jul-07	Atlanta, GA	Office (6)	1	68	13,104	192.71	7.6%	0.9	100.0%	ES-NAV, LLC
Aug-07	Decatur, GA	Office	1	52	8,800	169.23	8.8%	6.4	100.0%	Atlanta Center for Medicine II
Aug-07	Taunton, MA	Office	2	75	10,160	135.47	9.1%	6.9	100.0%	Comcast of Georgia/Mass, LLC
Sep-07	Marietta, GA	Office	1	80	9,550	119.38	9.2%	4.6	100.0%	EKA Chemicals, Inc.
Sep-07	Cromwell, CT	Office	1	65	6,850	105.38	8.6%	6.3	100.0%	Apria Healthcare, Inc.
	Q3 2007 Total / Weighted Average		6	340	48,464	142.54	8.6%	4.9	100.0%

Oct-07	Various (7)	Other	6	552	73,750	133.61	8.9%	8.9	100.0%	Carmike Cinemas, Inc.
	Q4 2007 Total / Weighted Average		6	552	73,750	133.61	8.9%	8.9	100.0%

	Total / Weighted Average		31	4,652	$307,389	$66.08	8.9%	8.0	99.7%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase		Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale

		During the quarter ended September 30, 2007, we sold three land parcels for $3,925 and recognized gains of $2,408.

Nov-07	Petersburg, AK	Office	1	24	$700	$1,000	$29.17	$41.67	0.7	x	$(187)
	Total		1	24	$700	$1,000	$29.17	$41.67	0.7	x	$(187)

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.
(3)	Average remaining lease term based on rental income as of the date acquired.
(4)	Percent leased as of the date acquired.
(5)

Properties are located in Russellville, AR, Adairsville, GA, Eldridge, IA, Aurora, IL, Scottsburg, IN, Wichita, KS, Sanford, NC, Cleveland and Miamisburg, OH, Graniteville and Columbia, SC and Jefferson, WI.

(6)	HRPT acquired one hotel property in Atlanta, GA adjacent to owned office properties which are scheduled for redevelopment.
(7)	Properties are located in Mobile, AL, Delmont, PA, Franklin, TN, Edinburg and El Paso, TX and Kennewick, WA.

2007 FINANCING ACTIVITIES

(amounts in thousands)

	For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Debt Transactions (1):
New debt raised	$—	$250,000	$250,000	$—
New debt assumed as part of acquisitions	$—	$4,545	$—	$—
Total new debt	—	254,545	250,000	—

Debt retired	$—	$—	$(200,000)	$—
Net debt	$—	$254,545	$50,000	$—

Equity Transactions:
New common shares issued	12,974	458	875	1,005
New common equity raised, net	$124,923	$4,490	$10,663	$12,998

New preferred shares issued	—	—	—	—
New preferred equity raised, net	$—	$—	$—	$—
Total new equity	$124,923	$4,490	$10,663	$12,998

Preferred equity retired	$(125,000)	$—	$—	$—
Net equity	$(77)	$4,490	$10,663	$12,998

(1) Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO AND LEASING INFORMATION

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Square Feet:
Office	5,445	—	2,658	3,100	1,444	1,491	21,206	35,344
Industrial and Other	—	17,914	—	—	—	1,236	9,962	29,112
Total	5,445	17,914	2,658	3,100	1,444	2,727	31,168	64,456

CBD	4,592	158	892	523	331	185	4,802	11,483
Suburban	853	17,756	1,766	2,577	1,113	2,542	26,366	52,973
Total	5,445	17,914	2,658	3,100	1,444	2,727	31,168	64,456

U.S. Government and other government tenants (1)	11	—	1,232	211	509	15	3,487	5,465
Medical related tenants (1)	1,125	—	352	1,375	573	343	3,436	7,204
Land leases (1)	—	17,054	—	—	—	—	—	17,054
Other investment grade tenants (1)(2)	1,887	2	58	521	51	226	7,244	9,989
Other tenants (1)	1,875	398	785	884	221	1,879	14,144	20,186
Vacant	547	460	231	109	90	264	2,857	4,558
Total	5,445	17,914	2,658	3,100	1,444	2,727	31,168	64,456

Percent by Major Market:
Office	15%	0%	8%	9%	4%	4%	60%	100%
Industrial and Other	0%	62%	0%	0%	0%	4%	34%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

CBD	40%	1%	8%	4%	3%	2%	42%	100%
Suburban	2%	33%	3%	5%	2%	5%	50%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

U.S. Government and other government tenants	0%	0%	23%	4%	9%	0%	64%	100%
Medical related tenants	15%	0%	5%	19%	8%	5%	48%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	19%	0%	1%	5%	1%	2%	72%	100%
Other tenants	9%	2%	4%	4%	1%	9%	71%	100%
Vacant	12%	10%	5%	2%	2%	6%	63%	100%
Total	9%	28%	4%	5%	2%	4%	48%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	55%	68%	55%
Industrial and Other	0%	100%	0%	0%	0%	45%	32%	45%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	1%	34%	17%	23%	7%	15%	18%
Suburban	16%	99%	66%	83%	77%	93%	85%	82%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	46%	7%	35%	1%	11%	8%
Medical related tenants	21%	0%	13%	44%	40%	13%	11%	11%
Land leases	0%	95%	0%	0%	0%	0%	0%	27%
Other investment grade tenants (2)	35%	0%	2%	17%	4%	8%	23%	16%
Other tenants	34%	2%	30%	28%	15%	69%	46%	31%
Vacant	10%	3%	9%	4%	6%	9%	9%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1) Sq. ft. is pursuant to signed leases as of 12/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Austin, TX	Markets	Total
Annualized Rental Income (1):
Office	$126,978	$—	$79,196	$66,081	$50,338	$31,468	$364,238	$718,299
Industrial and Other	—	65,971	—	—	—	12,019	64,586	142,576
Total	$126,978	$65,971	$79,196	$66,081	$50,338	$43,487	$428,824	$860,875

CBD	$115,182	$1,255	$36,769	$20,693	$22,490	$5,151	$86,705	$288,245
Suburban	11,796	64,716	42,427	45,388	27,848	38,336	342,119	572,630
Total	$126,978	$65,971	$79,196	$66,081	$50,338	$43,487	$428,824	$860,875

U.S. Government and other government tenants	$251	$—	$39,165	$5,211	$10,804	$237	$64,127	$119,795
Medical related tenants	24,032	—	13,207	29,038	33,089	9,266	60,130	168,762
Land leases	—	60,008	—	—	—	—	—	60,008
Other investment grade tenants (2)	52,699	257	2,043	11,141	1,351	3,494	120,004	190,989
Other tenants	49,996	5,706	24,781	20,691	5,094	30,490	184,563	321,321
Total	$126,978	$65,971	$79,196	$66,081	$50,338	$43,487	$428,824	$860,875

Percent by Major Market:
Office	18%	0%	11%	9%	7%	4%	51%	100%
Industrial and Other	0%	46%	0%	0%	0%	9%	45%	100%
Total	15%	8%	9%	7%	6%	5%	50%	100%

CBD	40%	0%	13%	7%	8%	2%	30%	100%
Suburban	2%	11%	7%	8%	5%	7%	60%	100%
Total	15%	8%	9%	7%	6%	5%	50%	100%

U.S. Government and other government tenants	0%	0%	33%	4%	9%	0%	54%	100%
Medical related tenants	14%	0%	8%	17%	20%	5%	36%	100%
Land leases	0%	100%	0%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	28%	0%	1%	6%	1%	2%	62%	100%
Other tenants	16%	2%	8%	6%	2%	9%	57%	100%
Total	15%	8%	9%	7%	6%	5%	50%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	72%	85%	83%
Industrial and Other	0%	100%	0%	0%	0%	28%	15%	17%
Total	100%	100%	100%	100%	100%	100%	100%	100%

CBD	91%	2%	46%	31%	45%	12%	20%	33%
Suburban	9%	98%	54%	69%	55%	88%	80%	67%
Total	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	49%	8%	21%	1%	15%	14%
Medical related tenants	19%	0%	17%	44%	66%	21%	14%	20%
Land leases	0%	91%	0%	0%	0%	0%	0%	7%
Other investment grade tenants (2)	42%	0%	3%	17%	3%	8%	28%	22%
Other tenants	39%	9%	31%	31%	10%	70%	43%	37%
Total	100%	100%	100%	100%	100%	100%	100%	100%

(1) Annualized rental income is rents pursuant to signed leases as of 12/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SUMMARY OF PROPERTIES BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of 12/31/2007			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (1)	Rental Income (1)
Metro Philadelphia, PA	21	5,445	8.5%	$126,978	14.7%
Oahu, HI	57	17,914	27.8%	65,971	7.7%
Metro Washington, DC	20	2,658	4.1%	79,196	9.2%
Metro Boston, MA	39	3,100	4.8%	66,081	7.7%
Southern California	24	1,444	2.2%	50,338	5.8%
Metro Austin, TX	26	2,727	4.2%	43,487	5.1%
Other markets	348	31,168	48.4%	428,824	49.8%
Total	535	64,456	100.0%	$860,875	100.0%

	Percent NOI For the Three Months Ended (2)
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Metro Philadelphia, PA	12.4%	12.8%	12.7%	12.8%	13.8%
Oahu, HI	9.6%	10.1%	9.9%	9.8%	10.1%
Metro Washington, DC	9.6%	9.5%	9.6%	9.9%	10.7%
Metro Boston, MA	8.6%	8.3%	8.3%	8.0%	7.8%
Southern California	6.7%	6.9%	7.0%	7.4%	6.9%
Metro Austin, TX	4.2%	4.5%	4.0%	4.6%	4.7%
Other markets	48.9%	47.9%	48.5%	47.5%	46.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rental income is rents pursuant to signed leases as of 12/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(2)

NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income Available for Common Shareholders. Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties reclassified in discontinued operations in the current period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended (1)
	12/31/2007	9/30/2007	6/30/2007	3/31/2007 (5)	12/31/2006
Properties	535	530	524	508	504
Total sq. ft. (2)	64,456	63,928	63,571	60,251	59,865
Percentage leased	92.9%	92.8%	92.9%	92.8%	93.1%

Leasing Activity (sq. ft.):
New leases	405	248	814	410	453
Renewals	833	1,235	1,107	654	421
Total	1,238	1,483	1,921	1,064	874

% Change in GAAP Rent (3):
New leases	12%	26%	8%	-1%	24%
Renewals	2%	6%	0%	3%	-3%
Weighted average	5%	9%	3%	1%	9%

Capital Commitments (4):
New leases	$6,583	$3,420	$24,074	$13,158	$7,912
Renewals	4,969	14,204	10,936	5,184	3,527
Total	$11,552	$17,624	$35,010	$18,342	$11,439

Capital Commitments per Sq. Ft. (4):
New leases	$16.25	$13.79	$29.57	$32.09	$17.47
Renewals	$5.97	$11.50	$9.88	$7.93	$8.38
Total	$9.33	$11.88	$18.22	$17.24	$13.09

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.3	5.0	8.2	8.6	5.0
Renewals	5.3	8.3	7.7	5.8	4.7
Total	5.6	7.7	7.9	6.7	4.8

Capital Commitments per Sq. Ft. per Year:
New leases	$2.58	$2.76	$3.61	$3.73	$3.49
Renewals	$1.13	$1.39	$1.28	$1.37	$1.78
Total	$1.67	$1.54	$2.31	$2.57	$2.73

(1)  Results exclude properties classified in discontinued operations.

(2)  Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)  Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)  Represents commitments to tenant improvements (TI) and leasing costs (LC).

(5)  Restated for lease modifications made during the current period.

The above leasing summary is based on leases executed during the periods indicated.

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 12/31/2007)

(dollars and sq. ft. in thousands)

	Total Sq. Ft. As of	Sq. Ft. Leases Executed During Three Months Ended 12/31/2007
Property Type/Market	12/31/2007	New	Renewals	Total
Office	35,344	266	566	832
Industrial and Other	29,112	139	267	406
Total	64,456	405	833	1,238

CBD	11,483	144	111	255
Suburban	52,973	261	722	983
Total	64,456	405	833	1,238

Metro Philadelphia, PA	5,445	—	—	—
Oahu, HI	17,914	112	96	208
Metro Washington, DC	2,658	3	50	53
Metro Boston, MA	3,100	4	29	33
Southern California	1,444	4	23	27
Metro Austin, TX	2,727	31	8	39
Other markets	31,168	251	627	878
Total	64,456	405	833	1,238

	Sq.Ft.Leased
	As of	9/30/2007		New and	Acquisitions /	As of	12/31/2007
	9/30/2007	% Leased (1)	Expired	Renewals	(Sales)	12/31/2007	% Leased
Office	31,980	90.4%	(964)	832	(24)	31,824	90.0%
Industrial and Other	27,330	95.7%	(214)	406	551	28,073	96.4%
Total	59,310	92.8%	(1,178)	1,238	527	59,897	92.9%

CBD	10,419	90.7%	(315)	255	—	10,359	90.2%
Suburban	48,891	93.2%	(863)	983	527	49,538	93.5%
Total	59,310	92.8%	(1,178)	1,238	527	59,897	92.9%

Metro Philadelphia, PA	4,898	90.0%	—	—	—	4,898	90.0%
Oahu, HI	17,248	96.3%	(3)	208	—	17,453	97.4%
Metro Washington, DC	2,432	91.5%	(58)	53	—	2,427	91.3%
Metro Boston, MA	2,986	96.3%	(29)	33	—	2,990	96.5%
Southern California	1,353	93.7%	(26)	27	—	1,354	93.8%
Metro Austin, TX	2,441	89.5%	(17)	39	—	2,463	90.3%
Other markets	27,952	91.2%	(1,045)	878	527	28,312	90.8%
Total	59,310	92.8%	(1,178)	1,238	527	59,897	92.9%

(1)	Based on total sq. ft. as of September 30, 2007; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (12 MONTHS ENDED 12/31/2007)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Twelve Months Ended 12/31/2007
Property Type/Market	12/31/2007	New	Renewals	Total
Office	35,344	1,499	2,901	4,400
Industrial and Other	29,112	378	928	1,306
Total	64,456	1,877	3,829	5,706

CBD	11,483	540	981	1,521
Suburban	52,973	1,337	2,848	4,185
Total	64,456	1,877	3,829	5,706

Metro Philadelphia, PA	5,445	286	151	437
Oahu, HI	17,914	116	107	223
Metro Washington, DC	2,658	137	164	301
Metro Boston, MA	3,100	26	122	148
Southern California	1,444	73	239	312
Metro Austin, TX	2,727	253	164	417
Other markets	31,168	986	2,882	3,868
Total	64,456	1,877	3,829	5,706

	Sq. Ft. Leased
	As of	12/31/2006		New and	Acquisitions /	As of	12/31/2007
	12/31/06	% Leased (1)	Expired	Renewals	(Sales)	12/31/2007	% Leased
Office	31,277	90.5%	(4,621)	4,400	768	31,824	90.0%
Industrial and Other	24,442	96.6%	(1,520)	1,306	3,845	28,073	96.4%
Total	55,719	93.1%	(6,141)	5,706	4,613	59,897	92.9%

CBD	10,365	90.2%	(1,527)	1,521	—	10,359	90.2%
Suburban	45,354	93.8%	(4,614)	4,185	4,613	49,538	93.5%
Total	55,719	93.1%	(6,141)	5,706	4,613	59,897	92.9%

Metro Philadelphia, PA	4,920	90.2%	(459)	437	—	4,898	90.0%
Oahu, HI	17,398	97.3%	(168)	223	—	17,453	97.4%
Metro Washington, DC	2,546	95.8%	(420)	301	—	2,427	91.3%
Metro Boston, MA	2,645	96.5%	(165)	148	362	2,990	96.5%
Southern California	1,411	97.7%	(369)	312	—	1,354	93.8%
Metro Austin, TX	2,644	94.2%	(598)	417	—	2,463	90.3%
Other markets	24,155	89.9%	(3,962)	3,868	4,251	28,312	90.8%
Total	55,719	93.1%	(6,141)	5,706	4,613	59,897	92.9%

(1)	Based on total sq. ft. as of December 31, 2006; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

		% of Total	% of Rental
Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)	Expiration
1. U.S. Government	4,776	8.0%	12.5%	2008 to 2020
2. GlaxoSmithKline plc	608	1.0%	1.7%	2013
3. PNC Financial Services Group	460	0.8%	1.4%	2011, 2021
4. Flextronics International Ltd.	894	1.5%	1.1%	2014
5. JDA Software Group, Inc.	283	0.5%	1.1%	2012
6. The Scripps Research Institute	164	0.3%	1.0%	2019
Total	7,185	12.1%	18.8%

(1)	Sq. ft. is pursuant to signed leases as of 12/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Rental income is rents pursuant to signed leases as of 12/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 12/31/2007	2008	2009	2010	2011 and Thereafter

Office:
Total sq. ft.	35,344
Leased sq. ft. (1)	31,824	3,575	2,763	3,685	21,801
Percent	100.0%	11.2%	8.7%	11.6%	68.5%
Annualized rental income (2)	$718,299	$77,090	$60,847	$80,604	$499,758
Percent	100.0%	10.7%	8.5%	11.2%	69.6%

Industrial and Other:
Total sq. ft.	29,112
Leased sq. ft. (1)	28,073	1,671	981	2,788	22,633
Percent	100.0%	6.0%	3.5%	9.9%	80.6%
Annualized rental income (2)	$142,576	$9,136	$6,149	$19,615	$107,676
Percent	100.0%	6.4%	4.3%	13.8%	75.5%

CBD:
Total sq. ft.	11,483
Leased sq. ft. (1)	10,359	1,137	709	843	7,670
Percent	100.0%	11.0%	6.8%	8.1%	74.1%
Annualized rental income (2)	$288,245	$27,467	$21,796	$24,901	$214,081
Percent	100.0%	9.5%	7.6%	8.6%	74.3%

Suburban:
Total sq. ft.	52,973
Leased sq. ft. (1)	49,538	4,109	3,035	5,630	36,764
Percent	100.0%	8.3%	6.1%	11.4%	74.2%
Annualized rental income (2)	$572,630	$58,759	$45,200	$75,318	$393,353
Percent	100.0%	10.3%	7.9%	13.2%	68.6%

Total:
Total sq. ft.	64,456
Leased sq. ft. (1)	59,897	5,246	3,744	6,473	44,434
Percent	100.0%	8.8%	6.3%	10.8%	74.1%
Annualized rental income (2)	$860,875	$86,226	$66,996	$100,219	$607,434
Percent	100.0%	10.0%	7.8%	11.6%	70.6%

(1)	Sq. ft. is pursuant to signed leases as of 12/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 12/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 12/31/2007	2008	2009	2010	2011 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,445
Leased sq. ft. (1)	4,898	467	275	343	3,813
Percent	100.0%	9.5%	5.6%	7.0%	77.9%
Annualized rental income (2)	$126,978	$11,755	$5,851	$8,344	$101,028
Percent	100.0%	9.3%	4.6%	6.6%	79.5%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (1)	17,453	936	264	308	15,945
Percent	100.0%	5.4%	1.5%	1.8%	91.3%
Annualized rental income (2)	$65,971	$3,661	$1,069	$1,530	$59,711
Percent	100.0%	5.5%	1.6%	2.3%	90.6%
Metro Washington, DC:
Total sq. ft.	2,658
Leased sq. ft. (1)	2,427	65	144	241	1,977
Percent	100.0%	2.7%	5.9%	9.9%	81.5%
Annualized rental income (2)	$79,196	$2,191	$5,400	$8,246	$63,359
Percent	100.0%	2.8%	6.8%	10.4%	80.0%
Metro Boston, MA:
Total sq. ft.	3,100
Leased sq. ft. (1)	2,990	402	32	86	2,470
Percent	100.0%	13.4%	1.1%	2.9%	82.6%
Annualized rental income (2)	$66,081	$8,832	$996	$2,664	$53,589
Percent	100.0%	13.4%	1.5%	4.0%	81.1%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,354	298	157	117	782
Percent	100.0%	22.0%	11.6%	8.6%	57.8%
Annualized rental income (2)	$50,338	$7,874	$6,495	$5,372	$30,597
Percent	100.0%	15.6%	12.9%	10.7%	60.8%
Metro Austin, TX:
Total sq. ft.	2,727
Leased sq. ft. (1)	2,463	164	158	490	1,651
Percent	100.0%	6.7%	6.4%	19.9%	67.0%
Annualized rental income (2)	$43,487	$3,509	$3,013	$9,336	$27,629
Percent	100.0%	8.1%	6.9%	21.5%	63.5%
Other markets:
Total sq. ft.	31,168
Leased sq. ft. (1)	28,312	2,914	2,714	4,888	17,796
Percent	100.0%	10.3%	9.6%	17.3%	62.8%
Annualized rental income (2)	$428,824	$48,404	$44,172	$64,727	$271,521
Percent	100.0%	11.3%	10.3%	15.1%	63.3%
Total:
Total sq. ft.	64,456
Leased sq. ft. (1)	59,897	5,246	3,744	6,473	44,434
Percent	100.0%	8.8%	6.3%	10.8%	74.1%
Annualized rental income (2)	$860,875	$86,226	$66,996	$100,219	$607,434
Percent	100.0%	10.0%	7.8%	11.6%	70.6%

(1)	Sq. ft. is pursuant to signed leases as of 12/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 12/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2008	5,246	8.8%	$86,226	10.0%	10.0%
2009	3,744	6.3%	66,996	7.8%	17.8%
2010	6,473	10.8%	100,219	11.6%	29.4%
2011	5,578	9.3%	97,368	11.3%	40.7%
2012	5,232	8.7%	103,079	12.0%	52.7%
2013	3,578	6.0%	59,007	6.9%	59.6%
2014	2,901	4.8%	49,562	5.8%	65.4%
2015	3,366	5.6%	59,182	6.9%	72.3%
2016	2,975	5.0%	47,923	5.5%	77.8%
2017	1,738	2.9%	35,451	4.1%	81.9%
2018 and thereafter	19,066	31.8%	155,862	18.1%	100.0%
Total	59,897	100.0%	$860,875	100.0%

Weighted average remaining lease term (in years)	8.8		6.4

(1)	Sq. ft. is pursuant to signed leases as of 12/31/2007, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(2)	Annualized rental income is rents pursuant to signed leases as of 12/31/2007, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.